Day Hagan Logix Tactical Dividend Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

Beginning January 1, 2021, each Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.dhfunds.com. Shareholders who wish to continue to receive paper copies of a Fund's annual and semi-annual shareholder reports should contact the Fund at 877-329-4246 (877-DAY-HAGN).

SUMMARY PROSPECTUS	NOVEMBER 1, 2018

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.dhfunds.com/mutual-fund-prospectus. You can also get this information at no cost by calling 877-329-4246 (877-DAY-HAGN), emailing linda.brown@dayhagan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Day Hagan Logix Tactical Dividend Fund (the “Logix Tactical Dividend Fund” or the “Fund”) objective is to achieve long-term capital appreciation with current income as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 43 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 44 and Waiver of Up-Front Sales Charge on Class A Shares on page 45.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses[1]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	1.66%	2.41%	1.41%
Fee Waivers/Expense Reimbursement[2]	(0.06)%	(0.06)%	(0.06)%
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Total Annual Fund Operating Expenses After Fee Waivers/ Expense Reimbursement	1.60%	2.35%	1.35%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 Pursuant to the expense limitation agreement, the Advisor contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.55%, 2.30%, and 1.30% for Class A, Class C, and Class I, respectively subject to possible recoupment by the Advisor from the Fund  in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. This agreement will continue in effect until at least October 31, 2019.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for fee waivers and/or expense reimbursements reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$728	$238	$137
3	$1,063	$746	$440
5	$1,420	$1,280	$765
10	$2,423	$2,742	$1,686

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing primarily in the equity securities of dividend paying domestic companies that the Fund’s sub-advisor, DH Logix, LLC (the “Sub-Advisor”) believes to be under-valued based on its proprietary equity selection model. Under normal circumstances, at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, will be invested in the securities of dividend paying companies. While the Fund may invest in companies of any market capitalization without limitation, the Sub-Advisor expects that under normal market conditions its equity selection model will create a portfolio focused on large capitalization companies. The equity securities in which the Fund may invest include common stock and real estate investment trusts (“REITs”).

The Sub-Advisor selects securities using the Sub-Advisor’s proprietary equity selection model. The Sub-Advisor believes that purchasing securities of strong companies within strong industries provides a higher probability of success.  The Fund's holdings are determined by screening companies for measures of balance sheet strength, fundamental soundness, and consistent (uncut) dividends. The Sub-Advisor believes that these screens reflect the probability that the dividend stream will continue.

The Sub-Advisor then classifies the companies selected by the screening process that are related in terms of their primary business activities into industries. The Sub-Advisor believes that stocks within the same industry often rise and fall as a group because similar overlying economic and valuation factors exist for all members of the industry.   Additionally, the Sub-Advisor determines whether it believes each industry has an adequate number of underlying companies that pass the screening process.  Industries with less than four

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underlying companies that pass the screening process will likely not be represented in the portfolio due to diversification and risk management considerations.

The Sub-Adviser next evaluates the relative attractiveness of those industries by using its proprietary selection model, which uses historical dividend yield data. Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price and is a way to measure how much cash flow an investor is getting for each dollar invested in an equity position. When an industry is paying a historically high dividend yield, the industry and the companies in that industry are considered by the Sub-Advisor to be priced at a low price relative to the dividend payout and are attractive.  Conversely, when an industry has a historically low dividend yield, the Sub-Advisor believes the industry and the companies in that industry are priced too high relative to the dividend payout and are unattractive.  The Fund generally will invest less than 20% of its assets in any single industry.

The Sub-Advisor’s investment model is based on the belief that dividend yields provide a historically objective and controlled means of valuation. The research process utilizes a "weight-of-the-evidence" approach, which is designed to provide a historically-based perspective on current risks and rewards. The process provides the flexibility to seize opportunities in the marketplace in a rational, quantitative and un-emotional manner.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

  Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
  Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.
  Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and
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  asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

  Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
  Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.
  Small and Mid Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 877-329-4246 (877-DAY-HAGN).

Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 6.03% (quarter ended December 31, 2017), and the lowest return for a quarter was (4.40%) (quarter ended September 30, 2015). The Fund’s Class A year-to-date return for the period ended September 30, 2018 was 5.18%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

Class A	1 Year	Since Inception (7/1/2014)
Return Before Taxes	3.81%	5.16%
Return After Taxes on Distributions	2.12%	4.44%
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Return After Taxes on Distributions and Sale of Fund Shares	3.52%	3.93%
Class C
Return Before Taxes	8.30%	6.14%
Class I
Return Before Taxes	10.31%	7.22%
Russell 1000 Value Total Return Index (reflects no deduction for fees, expenses or taxes)	13.66%	8.66%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)*	21.83%	11.35%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Donald L. Hagan, LLC, also known as Day Hagan Asset Management, is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: DH Logix, LLC, also known as Day Hagan Logix, is the Fund’s investment sub-advisor.

Portfolio Managers: Robert Herman, Senior Managing Director of the Sub-Advisor, Jeffrey Palmer, Senior Managing Director of the Sub-Advisor, and Donald Hagan, Senior Managing Director of the Sub-Advisor and managing member and co-founder of the Advisor, serve as the Fund's Portfolio Managers. Messrs. Herman and Palmer have each served the Fund as a Portfolio Manager since the Fund commenced operations in 2014 and Mr. Hagan has served the Fund as a Portfolio Manager since 2017. Mr. Herman is the Lead Portfolio Manager of the Fund.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $1,000 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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